UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2014

Apollo Education Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 966-5394

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition.
On April 1, 2014, Apollo Education Group, Inc. issued a press release announcing its financial results for the three and six months ended February 28, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in Item 2.02 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Section 7 - Regulation FD
Item 7.01  Regulation FD Disclosure.
On April 1, 2014, The University of Phoenix, Inc., a wholly-owned subsidiary of Apollo Education Group, Inc., issued a press release announcing the hiring of Timothy P. Slottow as President of the University. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.
The information in Item 7.01 of this Form 8-K and Exhibit 99.2 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Text of press release of Apollo Education Group, Inc. dated April 1, 2014.
99.2	Text of press release issued by The University of Phoenix, Inc. dated April 1, 2014.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO EDUCATION GROUP, INC.

April 1, 2014	By:	/s/ Brian L. Swartz
Name: Brian L. Swartz Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Text of press release of Apollo Education Group, Inc. dated April 1, 2014.
99.2	Text of press release issued by The University of Phoenix, Inc. dated April 1, 2014.